UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	46-5188184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 887-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2015, the Board of Directors of Media General, Inc. (the “Company”) approved an increase in the base salary of Mr. Vincent Sadusky, the Company’s President and Chief Executive Officer, from $711,000 to $900,000, effective January 1, 2015. The Board of Directors also increased Mr. Sadusky’s annual bonus opportunity for 2015 by approving a target bonus of 125% of his base salary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2015	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Senior Vice President and Chief Financial Officer